Nature of Operations	12 Months Ended
Dec. 31, 2018
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Nature of Operations
1.	Nature of Operations

Teck Resources Limited and its subsidiaries (Teck, we, us or our) are engaged in mining and related activities including research, exploration and development, processing, smelting, refining and reclamation. Our major products are steelmaking coal, copper, zinc and blended bitumen. We also produce precious metals, molybdenum, fertilizers and other metals. Metal products are sold as refined metals or concentrates.

Teck Resources Limited is a Canadian corporation and our registered office is at 550 Burrard Street, Vancouver, British Columbia, Canada, V6C 0B3.